                                                                    Exhibit 10.7

--------------------------------------------------------------------------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                  MERANT INC.

                         DISTRIBUTOR LICENSE AGREEMENT

     This Agreement is made between MERANT Inc., a California corporation, with offices at 9420 Key West Avenue, Rockville, Maryland 20850 ("MERANT") and Desktalk Systems Inc., with offices at 19401 S. Vermont Avenue, 9th Floor, Torrance, CA 90502 ("Distributor"), and takes effect on July 15, 2000 ("Effective Date").

     This Agreement is based on the following understandings between the parties:

     A. MERANT is willing to provide to Distributor, under business terms specified in Schedule A, the MERANT Products specified in Schedule B; and

     B. Distributor wishes to obtain the rights to include these MERANT Products in Distributor's software products.

     Therefore, in consideration of the mutual promises, rights, and responsibilities described below, the parties agree as follows:

     1. Definitions. When used in this Agreement and its Schedules, the underlined phrases in this Section shall have the following meanings:

          1.1  MERANT Product(s) shall mean those software products listed in
               -----------------
Schedule B, including all revisions, enhancements, upgrades, and new versions thereof released generally to MERANT's customers as part of support and maintenance. Further, unless specified otherwise in Schedule B, the definition of MERANT Product is restricted to the OEM Version of the MERANT Product, where the OEM Version is a MERANT Product restricted for use with Distributor's application using MERANT's Branding Toolkit or other such locking mechanism approved by MERANT.

          1.2  Distributor Application(s) shall mean software products developed
               --------------------------
by Distributor or for which Distributor otherwise has distribution rights that are listed in Schedule A and all revisions, enhancements, upgrades, and new versions thereof. In addition, Distributor's Applications must: (a) be in compiled, executable form; (b) not provide substantially the same functionality as the MERANT Products or have as one of their purposes to build other applications that would compete with the MERANT Products; and (c) not expose the source code or methodologies or document in any manner the programmatic functions of the MERANT Products. Additionally, unless otherwise provided in Schedule A, Distributor Applications shall not include "runtime" product versions - i.e., versions of the Distributor Applications that allow end-user applications created with Distributor Applications to be utilized by another end-user.

     2.   Grant of Distributorship.
          ------------------------

          2.1. Appointment of Distributor. Subject to the terms and conditions
               --------------------------
of this Agreement, MERANT authorizes Distributor to distribute and sublicense the MERANT Products but only to the extent those Products are incorporated into or are part of permitted Distributor Applications. Distributor may not distribute or sublicense a MERANT Product as a stand-alone product. The distribution rights granted hereunder shall be worldwide, except that Distributor shall be solely responsible at all times for strict compliance with all laws governing the exportation of the MERANT Products. Distributor agrees not to reverse compile, translate, or disassemble the MERANT Products, in whole or in part, and further agrees that it will provide the same level of security for MERANT Products as it provides for its own products, but in no event less than reasonable care, to prevent third parties from performing such activities. MERANT reserves all rights not expressly granted to Distributor in this License.

          2.2  Distribution Procedure. MERANT will provide Distributor with the
               ----------------------
MERANT Products, which may be used only in the form specified in Schedule B.

          2.3  Restriction on Licensing/Distribution. All distribution of the
               -------------------------------------
MERANT Products to end-users must be done pursuant to a software license agreement that provides for limitation of damages for breaches of product performance, reasonable intellectual property protection, and other representations and warranties, limiting remedies to the license fees paid for the product, and that excludes the recovery of special, consequential, and indirect damages.

          2.4  Title to Software. Subject to the rights granted to Distributor
               -----------------
herein, all right, title, and interest in and to the MERANT Products, including code, sequence, logic, structure and screens, and Documentation, and in and to any improvements, enhancements, updates, or upgrades thereto, including concepts and technology inherent in the MERANT Products, are, and at all times shall remain, the sole and exclusive property of MERANT. Nothing contained in this Agreement shall be construed directly or indirectly to assign or grant to Distributor any right, title, or interest in or to trademarks, copyrights, patents, or trade secrets of MERANT, or any ownership rights in or to the MERANT Products.

     3.   Royalty Fees.
          ------------

          3.1  Royalties for Applications. For each license granted by
               --------------------------
Distributor allowing use of a Distributor Application, Distributor shall pay the royalty as specified in Schedule A.

          3.2  Minimum Annual Guaranteed Royalty. For each annual period
               ---------------------------------
("Period") during which this Agreement is in effect, Distributor shall pay to MERANT a Minimum Annual Guaranteed Royalty in the amount specified in Schedule A for the right to use the MERANT Products in Distributor Applications. Distributor shall pay this Minimum Annual Guaranteed Royalty as agreed to by the parties as set forth in Schedule A to the extent it has not already been paid under the procedures of Section 3.4.

          3.3  Advance Royalty Payment. Upon execution of this Agreement,
               -----------------------
Distributor shall prepay to MERANT a non-refundable royalty in the amount specified in Schedule A. This Advance Royalty Payment shall be credited against the first royalties reported under the procedures specified in Section 3.4. It shall be refimded to Distributor only upon MERANT's material, uncured breach of this Agreement.

          3.4  Reports and Payments Due. At such times as indicated in Exhibit
               ------------------------
A, Distributor shall provide reports in a form substantially similar to the sample form attached as Exhibit D. To the extent that such reports indicate royalty payments due in excess of the scheduled payment installment, such amounts shall be included on the invoice for the next scheduled payment indicated in Schedule A. In the case of royalties to be paid after the final scheduled payment (if any), or after the Minimum Annual Guaranteed Royalty has been met, MERANT shall deliver an invoice for such royalties within thirty (30) days of receiving the report. Distributor shall make payment upon receipt of the invoice from MERANT. All sums are to be paid in United States dollars. Any payment not received when due shall bear interest at the rate of 18% per annum, calculated monthly. Any payments (NLAR, royalties, etc.) made during a Period shall not be applied to the Minimum Annual Guaranteed Royalty of any other Period. Distributor's failure to provide reports as indicated in Schedule A shall be considered a material breach of this Agreement, and MERANT shall be entitled to terminate this Agreement for cause under the provisions of Section
10.2 below.

          3.5  Records. Distributor shall keep true and accurate records of all
               -------
Applications and MERANT Products distributed, in accordance with generally accepted accounting principles, consistently applied. No more frequently than once per year, MERANT shall have the right (upon ten business days prior notice) to have a certified public accountant selected by MERANT audit the books of Distributor to determine whether all royalties due have been paid. MERANT shall pay the cost of such investigation, except in the event that such accountant finds that royalties due for a period investigated have been underpaid by ten percent (10%) or more, in which case the entire cost of the investigation shall be bome by Distributor. Distributor shall immediately pay to MERANT any amounts discovered to be owed as a result of the investigation, plus interest at the rate of eighteen percent (1 8%) per annum, calculated monthly for each month the amount due was outstanding.

          3.6 Financial Considerations. MERANT may assign and sell to a bank
              ------------------------
to be named, the amounts set forth herein due MERANT. The parties acknowledge and agree that, in documents evidencing any such assignment, there will be provisions, among others, providing that any such bank: (a) disclaims any representation, guaranty or warranty, express or implied, including any implied warranty of merchantability or fitness for a particular purpose regarding any goods or services to be provided hereunder; and (b) will not be liable for any loss or injury caused to MERANT Product licensees or any other person or property (including lost profits and consequential, incidental or special damages) directly or indirectly produced by any such goods, their failure to operate properly, or any services.

     4.   Representation and Warranties of Distributor.
          --------------------------------------------

          4.1  Copyright. Distributor warrants that any publication of
               ---------
Distributor Applications will contain a copyright notice in the name of MERANT in the following manner: "Portions of this software are copyrighted by MERANT, 1991-2000" and the copyright notice encoded in the MERANT Products shall be reproduced with the MERANT Products. Distributor shall display the MERANT copyright notice in those places where Distributor's copyright notice is displayed.

          4.2  Authority. Distributor represents and warrants that it has the
               ---------
authority to enter into this Agreement, and to distribute the Distributor Applications as contemplated hereunder, and that the performance of this Agreement shall not cause a breach of any other obligation of Distributor.

     5.   Duties of Distributor.
          ---------------------

          5.1  Support. Distributor will provide support to its customers
               -------
consistent with its customary support policies and through its standard support channels.

          5.2  Licenses. If Distributor believes, or is made aware, that any of
               --------
MERANT's contractual, statutory, intellectual property or other rights are being violated, it agrees to notify MERANT promptly and cooperate in any investigation.

          5.3  Compliance with Export Regulations. Distributor agrees that it
               ----------------------------------
shall at all times comply with all export laws and regulations of the United States, as such laws and regulations may exist from time to time. Distributor will indemnify and defend MERANTT from and against any claim that Distributor's exportation of the MERANT Products violate such laws, and will pay all costs, fines, damages or fees related to claims or findings of such violations.

     6.   Duties of MERANT.
          ----------------

          MERANT shall provide support as specified in Schedule C for the fees set forth in Schedule A ("Support Fees"). Such support shall be for the exclusive benefit of Distributor; MERANT shall not provide support to any dealer, agent, representative, assignee or end-user customer of Distributor. Such Support Fees are due and payable as specified in Schedule A.

     7.   Trademarks and Trade names.
          --------------------------

          7.1  Acknowledgment of Rights. Distributor acknowledges MERANT's
               ------------------------
representation that MERANT is the owner of all right, title, and interest in and to those trademarks listed in Schedule B and Distributor agrees not to adopt or use the Trademarks in any manner whatsoever except as expressly provided in this Agreement.

          7.2  Use of Trademarks in Connection with Software and Services.
               ----------------------------------------------------------
Distributor agrees to use the Trademarks only to identify the MERANT Products or to identify the authorized support and warranty services described. Distributor's use of the Trademarks shall at all times be in accordance with such styles and together with such Trademark notices as MERANT may require. Distributor shall not combine the Trademarks with any other names or marks, and agrees that this Agreement does not constitute any conveyance of any right, title or interest in or to any Trademarks, except for the permitted uses provided herein.

          7.3  Infringements. Distributor shall promptly notify MERANT if
               -------------
Distributor believes, or has been made aware, that there has been an infringement or attempted infringement of any MERANT Trademark, and shall assist MERANT at MERANT's expense in taking such action against such infringement as MERANT, in its discretion, may elect.

     8.   Warranty.
          --------

          8.1  Warranty on Software. MERANT warrants that the MERANT Products
               --------------------
will conform in all material respects to their written Documentation at the time of delivery to Distributor and for a period of thirty days (30) thereafter. MERANT makes no warranty to the end-users of Distributor Applications, any such warranty to be made and honored by Distributor alone. NO OTHER WARRANTY OR CONDITION, EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OR CONDITIONS RELATED TO FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, IS GRANTED TO DISTRIBUTOR OR ENDUSERS, AND ALL SUCH WARRANTIES AND CONDITIONS ARE EXPRESSLY EXCLUDED.

          8.2  Defective Software. Should the MERANT Products fail to meet the
               ------------------
warranty set forth above, MERANT will, at its sole option, repair or replace the MERANT Products such that they conform to their Documentation. In the event such options are not commercially practical, MERANT shall return any Advance Royalty Payment specified under Section 3.3.

          8.3  Remedies. Sections 8 and 9 CONTAIN THE EXCLUSIVE
               --------
REPRESENTATIONS, WARRANTIES AND ASSOCIATED REMEDIES FOR ANY CLAIM ASSOCIATED WITH THE PERFORMANCE OF THE MERANT PRODUCTS, REGARDLESS OF WHETHER SUCH CLAIM IS MADE IN CONTRACT, TORT OR ON OTHER LEGAL THEORY.

      9.  Liability and Indemnification.
          -----------------------------

          9.1  Limitations on Liability. Distributor agrees that, regardless of
               ------------------------
the form of any claim, DISTRIBUTOR'S SOLE REMEDY AND MERANT'S SOLE OBLIGATION SHALL BE GOVERNED BY THIS AGREEMENT, AND IN NO EVENT SHALL MERANT'S LIABILITY EXCEED THE ROYALTIES ACTUALLY PAID FOR THE MERANT PRODUCT(S) THAT GAVE RISE TO THE CLAIM DURING THE 12 MONTH PERIOD IMMEDIATELY PRECEDING THE CLAIM, PROVIDED THAT THE ABOVE LIMITATION SHALL NOT APPLY TO CLAIMS FOR INFRINGEMENT PURSUANT TO
SECTION 9.3 OF THIS AGREEMENT. DISTRIBUTOR EXPRESSLY AGREES THAT IN NO EVENT SHALL MERANT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES ARISING FROM SECTION 9.3, BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, OR ANY OTHER LEGAL THEORY, WHETHER IN TORT OR CONTRACT, EVEN IF MERANT HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING, INCLUDING WITHOUT LIMITATION DAMAGES FROM INTERRUPTION OF BUSINESS, LOSS OF PROFITS OR BUSINESS OPPORTUNITIES, LOSS OF USE OF SOFTWARE, LOSS OF DATA, COST OF RECREATING DATA, COST OF CAPITAL, COST OF ANY SUBSTITUTE SOFTWARE, OR LOSSES CAUSED BY DELAY. MERANT shall not be responsible for any damages or expenses resulting from alteration or unauthorized use of the MERANT Products, or from unintended or unforeseen results obtained by Distributor resulting from such use.

          9.2  Warranty Exclusions. Should any law under which this Agreement
               -------------------
is interpreted prohibit exclusion of certain conditions or warranties, the required conditions or warranties shall be deemed included. The liability of MERANT for any breach of such term, condition or warranty shall be limited, at the option of MERANT, to any one or more of the following: (a) replacement of the MERANT Products with functionally comparable software; (b) repair of the MERANT Products to meet the required warranty or condition; (c) payment of the cost of replacing the MERANT Products or of acquiring equivalent software; (d) payment of the cost of having the MERANT Products repaired; or (e) a refund of the royalties paid for the software giving rise to the claim.

          9.3  Intellectual Property Right Infringement. MERANT shall, at its
               ----------------------------------------
cost, defend or, at its sole option, settle any claim or suit brought against Distributor for infringement by an MERANT Product of a United States copyright, patent, trademark or trade secret provided that Distributor (a) notifies MERANT promptly in writing of any such claim or suit; (b) gives MERANT full information and assistance in settling and/or defending the suit; and (c) gives MERANT full authority and control of the defense and/or settlement of any such action. MERANT shall not be liable for any costs or expenses incurred by Distributor (a) without MERANT's prior written authorization; (b) for any claim that arises in whole or in part from the use of non-MERANT products in Distributor Application;
(c) for any claim based on Distributor's modification of the MERANT Products; or
(d) from use of other ffim the latest or second most recent available version of the MERANT Products. If the MERANT Products become subject to a claim of infringement for which MERANT may become liable, MERANT may at its option (a) obtain the right to continue using the MERANT Products; (b) replace or modify the MERANT Products to make them non-infringing, so long as the replacement or modification meets substantially similar specifications; or (c) terminate this Agreement and refimd to Distributor the royalties paid under this Agreement. EXCEPT FOR THESE REMEDIES, MERANT SHALL HAVE NO LIABILITY TO DISTRIBUTOR OR ITS CUSTOMERS FOR COPYRIGHT, PATENT, TRADEMARK OR TRADE SECRET OR ANY OTHER CLAIM ASSOCIATED WITH INFRINGEMENT OF A PROPRIETARY RIGHT, NOR ANY LIABILITY TO DISTRIBUTOR OR ANY SUBLICENSEE FOR DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES FROM INFRINGEMENT.

     10.  Term and Termination.
          --------------------

          10.1 Tenn. This Agreement shall have an initial term from the
               ----
Effective Date through the date specified on Schedule A and shall thereupon terminate automatically. This Agreement may be renewed subsequently, however, for any specified period of time upon mutual written consent of the parties.

          10.2 Termination for Cause. MERANT may terminate this Agreement if
               ---------------------
Distributor fails to make any payment, or provide any required reports, when due, including but not limited to failure to timely pay the Minimum Annual Guaranteed Royalty, and thereafter fails to make payment in full, or provide any required reports, within ten (10) days of notice by MERANT of its intention to terminate. In the event of such Termination by MERANT for

Cause, the unpaid portion of all Minimum Annual Guaranteed Royalties specified in Schedule A shall be immediately due and payable.

          10.3 Termination by Either Party. Either party may terminate this
               ---------------------------
Agreement upon the happening of one of the following events if the other party fails to cure the problem within thirty (30) days of notice of an intent to cancel.

               a. The other party materially breaches any warranty or other term of this Agreement or fails to perform any material duty required hereunder; or

               b. The other party materially fails to comply with any legal prerequisites, formalities, and/or government regulations.

          10.4 Effect of Termination. Distributor agrees that upon expiration
               ---------------------
or termination of this Agreement under this Section 10, MERANT is discharged from any further obligations under this Agreement and Distributor's rights to distribute and license the MERANT Products and to use MERANT's trade name and trademarks shall cease as of the date of such expiration or termination except as follows: Within forty five (45) days of the delivery by MERANT or receipt by MERANT of a notice of termination at the end of any term or expiration, or within ten (10) days after automatic termination or termination for cause, Distributor shall: (1) return to MERANT all MERANT Product media, if any; and
(2) destroy all copies of the MERANT Products in whatever for-zn they exist, including the deletion of all copies from any electronic memories or remove the MERANT Products from all Distributor Applications not yet shipped. Notwithstanding the foregoing, with respect to any Distributor Applications that are in finished product form and that have been sold (with no return option) to Distributor's dealers or distributors prior to the termination date, Distributor may grant the approved license to use the MERANT Products to end-users of these specific copies of the Distributor Applications; provided, however, that this permission does not allow Distributor, after the date of termination, to fill orders of dealers or distributors that have not been filled on the date of termination or that are received after that date, or to grant additional licenses to users who already have a license for the Distributor Application on the date of termination. All licenses for Distributor Applications previously given to end-users by or through Distributor, provided they were in accordance with the terms of this Agreement, shall continue in effect after termination or expiration of the Agreement. Distributor may not license any inventory of Distributor Applications containing the MERANT Products after the termination date without prior written consent of MERANT.

          10.5 Survival of Certain Provisions. All requirements of
               ------------------------------
inderimification, payment, and terms related to use or protection of intellectual property or confidential information, and provisions related to venue and choice of laws, shall survive termination or expiration of this Agreement.

     11.  No Agency, Representation or Joint Venture. It is expressly
          ------------------------------------------
understood that Distributor and MERANT are business entities independent of one another. Neither the making of this Agreement nor the performance of any part of its terms shall be construed to constitute Distributor as an agent or representative of MERANT for any purpose. Nor shall this Agreement be deemed to establish a joint venture or partnership.

     12.  Publicity and Press Releases. Upon execution of this Agreement,
          ----------------------------
Distributor grants MERANT the right to announce its relationship with Distributor, including the announcement of any joint marketing product release, upgrade, or modification thereof. MERANT agrees to place Distributor's copyright notice on any and all press releases, publicity or marketing collateral that is used in conjunction with an announcement of an MERANT Product and a Distributor Application.

     13.  Force Maieure. Failure of MERANT or Distributor to perform
          -------------
obligations hereunder or a portion thereof if occasioned in whole or in substantial part by any act of God, fire, explosion, perils of sea, flood, war, or action of any governmental authority, shall excuse the non-performing party from performing for the duration of such excusing event.

     14.  Assignment. The rights granted herein to Distributor are personal,
          ----------
nontransferable, and non-assignable in whole or in part without prior written consent of MERANT, which consent shall not be unreasonably withheld. Assignment shall be deemed to occur upon transfer of more than fifty percent of the equity in Distributor within a period of twelve months. Notwithstanding the above, Distributor may assign this Agreement in whole to any subsidiary, division, or parent company of Distributor, provided MERANT is so notified in writing prior to such transfer.

     15.  Headings. The headings contained in this Agreement are for
          --------
convenience only and should not be construed to limit or expand any terms otherwise provided.

     16.  Notices. Any notice made in relation to this Agreement shall be sent
          -------
to the addresses set forth above, or such other address as the intended recipient has previously designated by written notice. The notice shall be sent by courier or overnight service, which requires signature for receipt, or by facsimile the receipt of which is confirmed in writing.

     17.  Legal Review. It is acknowledged that this Agreement was initially
          ------------
prepared by MERANT. Both parties, however, have had an opportunity for legal review of all terms. The parties therefore agree that, in interpreting any issues which may- arise, any rules of construction related to who prepared the Agreement shall be inapplicable, each party having contributed or having had the opportunity to clarify any issue.

     18.  Partial Illegality. It is agreed that if any provision, or part of a
          ------------------
provision, of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then the parties shall use their best efforts to replace the invalid or unenforceable provision by a provision that, to the extent permitted by applicable law, achieves the purposes intended under the original provision and allows the parties the intended benefit of their bargain. If it cannot be so reformed, it shall be omitted. The balance of this Agreement shall remain valid and unchanged and in full force and effect.

     19.  Waiver of Compliance. Any failure by either party to enforce at any
          --------------------
time any term or condition under this Agreement shall not be considered a waiver of that party's right thereafter to enforce each and every term and condition of this Agreement.

     20.  Applicable Law. The parties agree that this Agreement shall be
          --------------
governed and construed by the laws of the state of California, and that no conflict-of-laws provision shall be invoked to permit application of the laws of any other state or jurisdiction.

     21.  Amendments.  All amendments to or changes in this Agreement must be
          ----------
memorialized in a writing executed by both parties.

     22.  Extension of Rights. MERANT may, in its discretion, extend any of its
          -------------------
rights and obligations contained in this Agreement to MERANT plc (MERANT's parent company) and/or any of MERANT plc's direct and indirect subsidiaries and affiliates as though they were MERANT under this Agreement, but MERANT shall continue to be liable in all respects for all obligations under the terms of this Agreement for its own actions as well as those of MERANT plc and its direct and indirect subsidiaries and affiliates.

     23.  Entire Agreement. This Agreement constitutes the entire agreement and
          ----------------
understanding between the parties on the subject matter herein, and supersedes any and all prior agreements (written and oral) between the parties.

     MERANT and Distributor agree that they have read this Agreement, understand it, and intend to be bound by its terms and conditions. Tle parties or their authorized representatives signify their agreement and acceptance by their signatures below on duplicate originals.



AGREED AND ACCEPTED:


MERANT Inc.                                     Desktalk Systems Inc.


By:  /s/ LEO MILLSTEIN                          By:  /s/ DAVID WOODALL
   __________________________                      _____________________________

Name:  Leo Millstein                            Name:  David Woodall
     ________________________                        ___________________________

Title:  VP, GENERAL COUNSEL                     Title:   CEO
      _______________________                         __________________________

Date:   July 19, 2000                           Date:   July 13, 2000
     ________________________                        ___________________________

                                  SCHEDULE A

                                 FEE SCHEDULE

1.   The Termination Date (Paragraph 10.1) is 11/15/02.

2. For the purposes of this Schedule, the following provision shall apply in lieu of Sections 3.1 - 3.5: Unlimited Count Distribution Royalty Fee. For the period beginning July 15, 2000 and ending November 15, 2002, MERANT grants Distributor a license to distribute an unlimited number of copies of MERANT Products listed in Schedule B that are embedded within the Distributor Applications defined in this Schedule A (the "Unlimited Count License"). In return Distributor shall pay MERANT an unlimited count distribution royalty equal to ***** (the "Unlimited Count Distribution Royalty Fee"). This Unlimited Count Distribution Royalty Fee is due and payable as follows: ***** on or before August 15, 2000 and ***** on or before November 15, 2001.

     No royalty reports shall be due for those MERANT Products licensed pursuant to the Unlimited Count License.

3 The Minimum Annual Support Fee is included as part of the Unlimited Count Distribution Royalty Fee.

4. The software products developed by Distributor, or for which Distributor otherwise has distribution rights, that are products with which MERANT Products may be combined for creation of a Distributor Application are as follows:

     ---------------------------------------------------------------------------------------------
     Application Name     Platforms      Royalty Rate Per     Royalty Rate Per      SupportNet per
                                             Period 1             Period 2              Period
     ---------------------------------------------------------------------------------------------
         Trend(TM)        NT & Unix            *****                *****              included
     ---------------------------------------------------------------------------------------------

6. Notwithstanding the terms and conditions in Section 1.2 of the Agreement, the Distributor Applications may include "runtime" product versions; provided, however, that any reports/programs developed with such "runtime" product versions may not contain the MERANT Products.

7. The terms of this Agreement will be held open for signing until July 15, 2000.

                                                     Please initial acceptance:

                                                        /s/   DW
                                                     __________________________

                                                     __________________________

__________
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  SCHEDULE B

                               MERANT PRODUCTS

MERANT Products shall include the English language version of the products listed below. Distributor acknowledges that any other MERANT products, are not included in the definition of MERANT Products and may not be distributed without a separate agreement or written modification to this Agreement.

Workstation / Client based licenses of:

     DataDirect SequeLink* OEM JDBC client (both the strong encryption and no encryption version)

     DataDirect SequeLink* Server for all currently available platforms and databases excluding NWS (both the strong encryption and no encryption version)

Server based licenses of:

     DataDirect SequeLink* OEM JDBC client (both the strong encryption and no encryption version)

     DataDirect SequeLink* Server for all currently available platforms and databases excluding MVS (both the strong encryption and no encryption version)

*These products have two versions: one with security features that contain strong (greater, than 64-bit key) encryption and one with security features which contain no encryption. The versions with encryption are subject to the authority of the U.S. Bureau of Export Administration ("BXA") and may only be distributed outside the United States pursuant to a license from the BXA. Unless otherwise noted on this Schedule B, the products licensed under this Agreement are the versions with security features that contain no encryption, which may be distributed outside of the United States without a license. MERANT agrees that it shall provide reasonable assistance to Distributor to facilitate the application for any such license to distribute the MERANT Products outside of the United States.

______________________________________________________________________________

 Unless otherwise specified on this Schedule B, the MERANT Products licensed under this Agreement are limited to English language versions of the MERANT Products (i.e., Documentation, help files, and error messages are in English language form only).
______________________________________________________________________________
 MERIT Products outside of the United States



                                                     Please initial acceptance:

                                                        /s/  DW
                                                     __________________________

                                  SCHEDULE C

                                    SUPPORT

"SupportNet" support shall include toll free Answerline support between 8:30 AM and 8:00 PM EST Mon-Fri, 24 hour emergency beeper service, World Wide Web forum support, e-Mail as well as maintenance releases and new releases as they become generally available. These services are provided pursuant to payment of the Support Fees defined herein. Support services will be provided in MERANT's North American support organization only.

                              Amendment Number 1
                       to Distributor License Agreement
                            Effective July 15, 2000
                                By and Between
                                  MERANT Inc.
                                      And
                            Desktalk Systems, Inc.

This Amendment I ("Amendment") dated July 15, 2000 ("Effective Date") by and between MERANT Inc. ("MERANT") and Desktalk Systems, Inc. ("Distributor"), hereby amends the above referenced Distributor License Agreement (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement.

1. The first sentence in Section 2.1 of the Agreement is hereby deleted in its entirety and is replaced as follows:

          "Subject to the terms and conditions of this Agreement, MERANT authorizes Distributor to distribute and sublicense the MERANT Products, directly or through Distributor's authorized channel partners, but only to the extent those Products are incorporated into or are part of permitted Distributor Applications."

2. Section 7.2 of the Agreement is hereby amended by adding the following text after the first sentence in this Section:

          "Distributor further agrees that it shall require its authorized channel partners to use the Trademarks only to identify the MERANT Products or to identify the authorized support and warranty services described."

3. The first sentence in Section 8.1 of the Agreement is hereby deleted in its entirety and is replaced as follows:

          "MERANT warrants that the MERANT Products will conform in all material respects to their written Documentation at the time of delivery to Distributor and for a period of ninety days (90) thereafter."

4. Section 8.2 of the Agreement is hereby deleted in its entirety and is replaced as follows:

          "8.2 Defective Software. Should the MERANT Products fail to meet the
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          warranty set forth above, MERANT will, at its sole option, repair or replace the MERANT Products such that they conform to their Documentation. In the event such options are not commercially practical, MERANT shall return any payments received under this Agreement."

5.   A New Section 8.4 is hereby added as follows:

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          "8.4 Year 2000 MERANT warrants that the MERANT Products are Year 2000 compliant, which means that such MERANT Products will operate correctly when the century changes from December 31, 1999 to January 1, 2000 and thereafter, and continue to be used in the full manner for which it was licensed pursuant to this Agreement. The following limitations and disclaimers shall apply, however: (a) MERANT's Year 2000 Statements are based upon commercially reasonable testing; (b) due to the inherent fallibility of all software and the inherently uneven quality of all data, MERANT does not warrant that MERANT's software products are ertor-free or will produce accurate results, (c) MERANT does not represent or warrant that any third party products will be Year 2000 compliant, nor does MERANT represent or warrant the interoperability of such third party products with any MERANT software product; and (d) MERANT makes no representations or warranties with respect to performance of MERANT's software products beyond the year 2035.

               If the MERANT Products or any part thereof fail to conform to the warranty specified above, the sole and exclusive remedy available to Distributor shall, at MERANT's sole option and at no charge to Distributor, be either (a) the repair or replacement of the MERANT Products by MERANT within a reasonable period of time in order to make the MERANT Products Year 2000 compliant as specified above or (b) the upgrade of Distributor's version of the MERANT Products to a compliant version of the MERANT Products."

6.   A New Section 8.5 is hereby added as follows:

          "8.5 MERANT hereby represents and war-rants to Distributor that MERANT has not incorporated into the MERANT Products any viruses, won-ns, bombs, traps, Trojan horses or other code designed to interrupt normal processing ("Illicit Code") and has used commercially reasonable and up-to-date methods to check for such Illicit Code prior to the delivery of the MERANT Products to Distributor."

7. Section 9.3 of the Agreement is hereby deleted in its entirety and is replaced as follows:

          "9.3 Intellectual Property Right Infringement. MERANT shall, at its
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          cost, defend or, at its sole option, settle any claim or suit brought against Distributor for infringement by an MERANT Product of any copyright, patent, trademark or trade secret provided that Distributor
          (a) notifies MERANT promptly in writing of any such claim or suit within a reasonable time after Distributor receives notice of the same; (b) gives MERANT full information and assistance in settling and/or defending the suit; and (c) gives MERANT full authority and control of the defense and/or settlement of any such action. MERANT shall not be liable for any costs or expenses incurred by Distributor
          (a) without MERANT's prior written authorization; (b) for any claim to the extent that arises from the use of nonMERANT products in Distributor Application; (c) for any claim based on

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          Distributor's modification of the MERANT Products; or (d) from use of other than the latest or second most recent available version of the MERANT Products that is available to Distributor pursuant to this Agreement. If the MERANT Products become subject to a claim of infringement for which MERANT may become liable, MERANT may at its option (a) obtain the right to continue using the MERANT Products; (b) replace or modify the MERANT Products to make them non-infringing, so long as the replacement or modification meets substantially similar specifications; or (c) terminate this Agreement and refund to Distributor the royalties paid under this Agreement. EXCEPT FOR THESE REMEDIES, MERANT SHALL HAVE NO LIABILITY TO DISTRIBUTOR OR ITS CUSTOMERS FOR COPYRIGHT, PATENT, TRADEMARK OR TRADE SECRET OR ANY OTHER CLAIM ASSOCIATED WITH RIFRINGEMENT OF A PROPRIETARY RIGHT, NOR ANY LIABILITY TO DISTRIBUTOR OR ANY SUBLICENSEE FOR DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES FROM INFRINGEMENT."

8. Section 10.2 of the Agreement is hereby deleted in its entirety and is replaced as follows:

          "10.2 Termination for Cause. MERANT may terminate this Agreement if
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          Distributor fails to make any payment, or provide any required reports, when due, including but not limited to failure to timely pay the Minimum Annual Guaranteed Royalty, and thereafter fails to make payment in full, or provide any required reports, within fifteen (15) days of notice by MERANT of its intention to terminate. In the event of such Termination by MERANT for Cause, the unpaid portion of all Minimum Annual Guaranteed Royalties specified in Schedule A shall be immediately due and payable."

9. Section 10.4 of the Agreement is hereby amended by adding the following text to the end of the Section:

          "Notwithstanding the foregoing, Distributor may retain a copy of the MERANT Products for the sole purpose of providing support to licensed end-users of Distributor Applications."

10. The last sentence in Section 14 of the Agreement is hereby deleted in its entirety and is replaced as follows:

          "Notwithstanding the above, Distributor may assign this Agreement in whole to any subsidiary, division, or parent company of Distributor, provided MERANT is so notified in writing."

11. If there is a conflict between the Agreement and this Amendment, then this Amendment shall govern. Otherwise, the Agreement shall remain in full force and effect.

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AGREED AND ACCEPTED:


MERANT Inc.                                     Desktalk Systems Inc.


By: /s/ LEO MILLSTEIN                           By: /s/ DAVID WOODALL
   ____________________________                    ____________________________

Name: Leo Millstein                             Name: David Woodall
     __________________________                      __________________________

Title: VP, General Counsel                      Title: CEO
      _________________________                       _________________________

Date: July 19, 2000                             Date: July 13, 2000
     __________________________                      __________________________

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